UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23146

Natixis ETF Trust

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2018

Natixis Loomis Sayles Short Duration Income ETF

Natixis Seeyond International Minimum Volatility ETF

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-458-7452. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF

Managers	NYSE Arca: LSST

Christopher T. Harms

Clifton V. Rowe, CFA®

Kurt L. Wagner, CFA®

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund’s investment objective is current income consistent with preservation of capital.

Market Conditions

For much of 2018, financial markets rode a wave of optimism stemming from robust economic growth and rising corporate earnings. However, market sentiment turned sharply lower in the fourth quarter. Concerns about US trade policy and weaker economic conditions overseas sparked a downturn in global equities and other asset classes seen as having higher risk. The Federal Reserve (Fed) met expectations and undertook a steady pace of rate increases, including raising rates by a quarter-point at its December meeting. However, signs of slowing growth in the fourth quarter and commentary from Fed officials fueled market expectations that the cycle of rate increases was nearing its conclusion.

Volatility roared back with a vengeance at the end of 2018. After 15 months of relatively calm markets, a combination of uncertainty around interest rates, a stronger US dollar, persistent trade tensions and European politics dampened risk sentiment in global markets.

US Treasuries performed relatively well and finished as one of the few major asset categories to post a positive return for the year. Government bonds were aided by weaker economic data and a “flight to quality” that benefited lower-risk investments.

Corporate credit spreads (the difference in yield between corporate bonds and Treasury securities of similar maturity) widened despite healthy profits and positive cyclical dynamics. Rising trade tensions, emerging market volatility and political instability in the euro zone periphery lowered investor confidence and likely contributed to reduced global demand for credit.

Performance Results

For the 12 months ended December 31, 2018 the Natixis Loomis Sayles Short Duration Income ETF returned 0.97%. The Fund underperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, which returned 1.60%.

Explanation of Fund Performance

The largest detractor during the period was the Fund’s tilt toward risk and away from risk-free assets such as US Treasuries. Security selection within investment grade credit, specifically within industrials and financials, had the largest negative impact on the Fund’s performance. In particular, bond choices within the banking, consumer (cyclical and non-cyclical) and insurance sectors weighed on return.

1  |

An allocation to high yield corporate credit also detracted from performance relative to the benchmark, with the largest negative impact from selections within finance company, communication and utility issuers.

Security selection within asset-backed securities (ABS) added to the Fund’s performance relative to the benchmark, with positive contributions led by issues backed by credit card debt and car loans. Issuer selection within Agency collateralized mortgage obligations (CMOs) also proved beneficial to the Fund’s performance for the period.

Outlook

We believe that the Fed will tighten monetary conditions in a gradual and measured way as aggregate demand remains healthy, with another four hikes likely remaining through 2020.

Corporate industries continue to exhibit profiles consistent with late expansion of the credit cycle with slowing margin growth, increased mergers and acquisitions and rising leverage. Our view is that the cycle will continue to evolve slowly. Corporate credit remains in demand due to a need for yield, positive fundamentals like healthy corporate earnings, and technical factors such as lower bond supply. We continue to favor corporate credit over risk-free assets. We believe the primary risks to the credit markets include the pace of global growth, the timing of Fed tightening, concerns about a protracted trade war and a significant uptick in inflation.

We remain underweight government bonds, given low yields, and continue to favor sectors offering higher yield potential than Treasuries.

Hypothetical Growth of $10,000 Investment3

December 27, 2017 (inception) through December 31, 2018

See notes to chart on page 3.

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NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF

Average Annual Total Returns — December 31, 20183

			Expense Ratio[4]
	1 Year	Life of Fund	Gross	Net
NAV[1]	0.97%	1.04%	0.87%	0.38%
Market[1]	0.96	1.03

Comparative Performance
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[2]	1.60	1.62

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

1

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade on the secondary market until December 28, 2017, NAV is used as a proxy for the market price prior to that date. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

2

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index which is a component of the US Government/Credit Bond Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3  |

NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF

Managers	NYSE Arca: MVIN

Frédéric Babu

Alexander J. Nary

Nicolas Just, CFA®

Juan-Sebastian Caicedo, CFA®

Ostrum Asset Management U.S., LLC (“Ostrum US” formerly, Natixis Asset Management U.S., LLC)

Investment Goal

The Fund seeks long-term capital appreciation with less volatility than typically experienced by international equity markets.

Market Conditions

Coming off a strong 2017, developed markets outside the US were basking in the glory of over 25% in added value since the start of the year, supported by ever-mounting optimism from global investors and strong earnings growth dynamics. After 25 days and over 6% in gains across developed market equities, the party was over and volatility was back in the market. The decline was likely the result of a confluence of factors including rising interest rates, trade tensions, high valuations and pressure on corporate margins. The result was a year with developed markets erasing gains made in 2017. Fortunately, increased dispersion in returns (at stock, sector and country levels) has been present in the equity market over the period, which can be a source of opportunity for active managers.

Performance Results

For the 12 months ended December 31, 2018, the Natixis Seeyond International Minimum Volatility ETF (MVIN) returned -6.17%. The Fund held up better than its benchmark, the MSCI EAFE Index (Net), which returned -13.79%.

Performance Explanation

As a strategy based on risk, fundamental and macro views do not play a role in how the Fund is managed and implemented. To the contrary, we systematically focus our investments on stocks that we believe display a lower level of risk, as measured by volatility and correlations. As we expected, our rather conservative approach paid off over the period, in an environment of increased volatility. The Fund was able to reduce the drawdown by more than half, reduce volatility by more than 25%, and display a beta1 of 0.63 in 2018 when compared to its benchmark, in line with our dual objective to outperform over the longer term while consistently reducing volatility.

As readers of our last annual report might recall, the Fund seized the opportunity in 2017 to reach across the aisle to low volatility stocks in sectors that were traditionally more volatile, enabling it to keep up with the rising market while further reducing volatility. For the first half of 2018, the Fund has maintained this higher than usual exposure to more cyclical sectors, which was built in the aftermath of the 2016 US election. This exposure was then notably reduced during the summer, by trimming consumer discretionary and

1	Beta measures the volatility of a security or a portfolio in comparison to the market as a whole.

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NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF

industrials, and was further reduced in November. In terms of geographic allocation, combined local dynamics and currency moves continue to highlight core Europe and the UK as higher risk regions while Asia appears more stable in comparison. As a result, country allocation remained relatively stable as we continue to see more low volatility opportunities in Asia generally.

That being said, in spite of strong sector and country dispersion, performance has mostly come from stock selection as opposed to country or sector selection over the period. The good performance of Coca-Cola European Partners (European beverage), Thales (French defense) or Japan Real Estate Investment (Japanese real estate) are to be noted. On the negative side, while no particular stock stands out, Danske Bank (Danish bank), Carnival PLC (UK cruise line) and Osram (German lights manufacturer) were the Fund’s three worst performers.

Thanks to our active management, and the ability to find low volatility stocks within a diversified range of sectors and countries, the Fund was able to participate in the market rally in 2017, while weathering the drawdown and responding well to rising interest rates in 2018.

Outlook

Our core scenario continues to point towards low growth and higher volatility. The US Federal Reserve continues to anticipate a 3.0% long-term level for interest rates in the US, not pointing towards high growth or high inflation. Some signs of peaking growth are emerging in international trade and European growth figures, but current growth readings and expectations remain positive, and consensus points towards a low likelihood of recession in the short term. That being said, we believe interest rates, trade tension, high valuations and pressure on corporate margins will continue to push investors to look beyond the immediate solid earnings.

As a consequence, associated volatility and uncertainty will likely continue to create anxiety in the marketplace. We believe investors should avoid putting themselves at the mercy of emotionally driven investment decisions, which can adversely impact their long-term financial plans. We believe now is the time to complement portfolios with strategies specifically designed to help investors become more independent of day-to-day gyrations in equity markets.

5  |

Hypothetical Growth of $10,000 Investment3

October 25, 2016 (inception) through December 31, 2018

Top Ten Holdings as of December 31, 2018

	Security name	% of net assets
1	Nestle S.A., (Registered)	2.89%
2	Kerry Group PLC, Series A	2.24
3	Coca-Cola European Partners PLC	2.19
4	HKT Trust & HKT Ltd.	2.12
5	Direct Line Insurance Group PLC	1.99
6	Japan Post Holdings Co. Ltd.	1.99
7	NN Group NV	1.83
8	Bank Leumi Le-Israel BM	1.76
9	Zurich Insurance Group AG	1.73
10	Woolworths Ltd.	1.73

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

See notes to chart on pg. 7

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NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF

Average Annual Total Returns — December 31, 20183

			Expense Ratios[4]
	1 Year	Life of Fund	Gross	Net
NAV[1]	-6.17%	4.82%	1.76%	0.55%
Market[1]	-6.50	4.79

Comparative Performance
MSCI EAFE Index (Net)[2]	-13.79	4.01

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

1

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade on the secondary market until October 27, 2016, NAV is used as a proxy for the market price prior to that date. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

2

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index designed to measure large and mid-cap equity performance in developed markets, excluding the U.S. and Canada. The Index includes countries in Europe, Australasia, and the Far East.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

7  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling 800-458-7452; through the Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  8

UNDERSTANDING FUND EXPENSES

As a shareholder, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees and brokerage charges, and (2) ongoing costs, including management fees and other fund expenses. These ongoing costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other funds.

The first line in the table shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2018 through December 31, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Actual	$1,000.00	$1,011.40	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	$1.94

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee futures results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.38%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

9  |

NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Actual	$1,000.00	$943.60	$2.69
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee futures results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.55%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  10

Portfolio of Investments – as of December 31, 2018

Natixis Loomis Sayles Short Duration Income ETF

Principal Amount	Description	Value (†)
Bonds and Notes — 98.4% of Net Assets
	ABS Car Loan — 11.7%
$8,942	Ally Auto Receivables Trust, Series 2017-3, Class A2, 1.530%, 3/16/2020	$8,935
160,000	Ally Master Owner Trust, Series 2018-1, Class A2, 2.700%, 1/17/2023(a)	158,808
75,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/08/2021(a)	74,805
74,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.800%, 10/08/2021(a)	73,172
115,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class B, 3.580%, 10/18/2024(a)	116,488
100,477	Avid Automobile Receivables Trust, Series 2018-1, Class A, 2.840%, 8/15/2023, 144A(a)	99,790
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A, 2.970%, 3/20/2024, 144A(a)	97,926
55,000	CarMax Auto Owner Trust, Series 2018-1, Class A3, 2.480%, 11/15/2022(a)	54,587
120,000	CarMax Auto Owner Trust, Series 2018-2, Class A4, 3.160%, 7/17/2023(a)	120,730
183,398	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A(a)	184,090
100,000	CPS Auto Receivables Trust, Series 2018-D, Class B, 3.610%, 11/15/2022, 144A(a)	100,566
140,000	Drive Auto Receivables Trust, Series 2018-1, Class B, 2.880%, 2/15/2022(a)	139,823
130,000	Drive Auto Receivables Trust, Series 2018-5, Class B, 3.680%, 7/15/2023(a)	130,903
100,000	DT Auto Owner Trust, Series 2017-4A, Class B, 2.440%, 1/15/2021, 144A(a)	99,800
65,000	DT Auto Owner Trust, Series 2018-1A, Class B, 3.040%, 1/18/2022, 144A(a)	64,835
20,000	DT Auto Owner Trust, Series 2018-2A, Class C, 3.670%, 3/15/2024, 144A	20,095
40,000	Exeter Automobile Receivables Trust, Series 2018-1A, Class B, 2.750%, 4/15/2022, 144A	39,808
60,000	Exeter Automobile Receivables Trust, Series 2018-2A, Class B, 3.270%, 5/16/2022, 144A(a)	59,967
93,000	First Investors Auto Owner Trust, Series 2017-1A, Class A2, 2.200%, 3/15/2022, 144A(a)	92,473
72,467	First Investors Auto Owner Trust, Series 2018-2A, Class A1, 3.230%, 12/15/2022, 144A	72,548
105,000	Flagship Credit Auto Trust, Series 2016-3, Class B, 2.430%, 6/15/2021, 144A(a)	104,601
65,000	Flagship Credit Auto Trust, Series 2018-1, Class B, 3.130%, 1/17/2023, 144A(a)	64,906
35,000	Flagship Credit Auto Trust, Series 2018-4, Class B, 3.880%, 10/16/2023, 144A	35,384
100,000	Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A3, 3.640%, 5/15/2023, 144A(a)	100,742
99,026	GLS Auto Receivables Trust, Series 2018-1A, Class A, 2.820%, 7/15/2022, 144A(a)	98,669
35,000	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A	35,155
110,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-2, Class A3, 2.810%, 12/16/2022(a)	109,571
80,000	Hyundai Auto Lease Securitization Trust, Series 2018-A, Class A3, 2.810%, 4/15/2021, 144A(a)	79,717
2,673	Hyundai Auto Receivables Trust, Series 2015-C, Class A3, 1.460%, 2/18/2020	2,671
119,000	NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A2, 2.740%, 4/15/2021, 144A(a)	118,862
40,000	Santander Drive Auto Receivables Trust, Series 2018-1, Class B, 2.630%, 7/15/2022	39,762

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of December 31, 2018

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$30,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class B, 3.030%, 9/15/2022	$29,966
50,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024	50,346
22,338	Toyota Auto Receivables Owner Trust, Series 2016-A, Class A3, 1.250%, 3/16/2020(a)	22,268
110,000	United Auto Credit Securitization Trust, Series 2018-1, Class B, 2.760%, 10/13/2020, 144A(a)	109,668
20,000	Westlake Automobile Receivables Trust, Series 18-2A, Class B, 3.200%, 1/16/2024, 144A	19,946
150,000	Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.700%, 10/17/2022, 144A(a)	149,245
30,000	Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A, 2.980%, 1/18/2022, 144A	29,985
110,000	World Omni Auto Receivables Trust, Series 2018-B, Class A3, 2.870%, 7/17/2023(a)	109,756
60,000	World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A3, 2.830%, 7/15/2021(a)	59,805

		3,181,174

	ABS Credit Card — 2.0%
265,000	Citibank Credit Card Issuance Trust, Series 2018-A2, Class A2, 1-month LIBOR + 0.330%, 2.800%, 1/20/2025(a)(b)	263,455
100,000	World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/2025(a)	97,387
185,000	World Financial Network Credit Card Master Trust, Series 2018-A, Class A, 3.070%, 12/16/2024(a)	184,466

		545,308

	ABS Other — 1.9%
30,000	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, Class A, 1-month LIBOR + 0.630%, 3.136%, 9/25/2023, 144A(b)	29,989
100,000	OneMain Financial Issuance Trust, Series 2015-3A, Class A, 3.630%, 11/20/2028, 144A(a)	99,845
100,000	SCF Equipment Trust LLC, Series 2018-1A, Class A2, 3.630%, 10/20/2024, 144A(a)	100,204
100,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A(a)	99,860
175,936	SoFi Consumer Loan Program Trust, Series 2018-4, Class A, 3.540%, 11/26/2027, 144A(a)	176,124

		506,022

	ABS Student Loan — 0.6%
89,866	Navient Private Education Refi Loan Trust 2018-A, Series 2018-A, Class A1, 2.530%, 2/18/2042, 144A(a)	89,214
78,554	SoFi Professional Loan Program LLC, Series 2015-D, Class A2, 2.720%, 10/27/2036, 144A(a)	77,248

		166,462

	Aerospace & Defense — 0.9%
110,000	General Dynamics Corp., 2.875%, 5/11/2020(a)	110,076
60,000	General Dynamics Corp., 3.000%, 5/11/2021(a)	60,048

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2018

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Aerospace & Defense — continued
$10,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	$9,600
55,000	Textron, Inc., 7.250%, 10/01/2019	56,674

		236,398

	Agency Commercial Mortgage-Backed Securities — 0.2%
43,150	FHLMC Multifamily Structured Pass Through Certificates, Series KI01, Class A, 1-month LIBOR + 0.160%, 2.507%, 9/25/2022(a)(b)	43,036

	Airlines — 0.5%
150,000	Delta Air Lines, Inc., 2.600%, 12/04/2020	147,497

	Automotive — 5.8%
150,000	American Honda Finance Corp., MTN, 2.000%, 2/14/2020(a)	148,251
90,000	American Honda Finance Corp., MTN, 3.625%, 10/10/2023(a)	90,638
60,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A(a)	57,517
60,000	BMW U.S. Capital LLC, 3.400%, 8/13/2021, 144A	59,752
55,000	BMW U.S. Capital LLC, 3.450%, 4/12/2023, 144A(a)	54,600
150,000	Daimler Finance North America LLC, 3.700%, 5/04/2023, 144A(a)	149,312
200,000	Ford Motor Credit Co. LLC, 2.979%, 8/03/2022	184,843
95,000	General Motors Co., 3-month LIBOR + 0.900%, 3.667%, 9/10/2021(b)	92,367
75,000	General Motors Financial Co., Inc., 3.550%, 4/09/2021	73,967
25,000	General Motors Financial Co., Inc., 4.150%, 6/19/2023	24,359
85,000	Harley-Davidson Financial Services, Inc., 3.350%, 2/15/2023, 144A	83,160
50,000	Harley-Davidson Financial Services, Inc., 3-month LIBOR + 0.940%, 3.647%, 3/02/2021, 144A(b)	49,999
120,000	Hyundai Capital America, 2.750%, 9/18/2020, 144A	118,150
110,000	Nissan Motor Acceptance Corp., 2.150%, 7/13/2020, 144A	107,361
105,000	Nissan Motor Acceptance Corp., 3.150%, 3/15/2021, 144A	103,515
110,000	PACCAR Financial Corp., MTN, 2.800%, 3/01/2021(a)	109,004
60,000	Toyota Motor Credit Corp., GMTN, 2.200%, 1/10/2020	59,456

		1,566,251

	Banking — 16.6%
135,000	American Express Co., 3.700%, 11/05/2021	136,213
180,000	American Express Credit Corp., MTN, 1.875%, 5/03/2019(a)	179,336
210,000	Bank of America Corp., (fixed rate to 1/20/2022, variable rate thereafter), MTN, 3.124%, 1/20/2023(a)	206,466
110,000	Bank of America Corp., (fixed rate to 5/17/2021, variable rate thereafter), MTN, 3.499%, 5/17/2022	110,017
70,000	Bank of Montreal, Series D, 3.100%, 4/13/2021(a)	69,965
175,000	Bank of New York Mellon Corp. (The), (fixed rate to 5/16/2022, variable rate thereafter), MTN, 2.661%, 5/16/2023(a)	170,120
150,000	Bank of Nova Scotia (The), 1.650%, 6/14/2019(a)	149,149
50,000	Bank of Nova Scotia (The), 2.500%, 1/08/2021	49,371
135,000	BB&T Corp., MTN, 3.750%, 12/06/2023	136,136
100,000	BB&T Corp., MTN, 2.150%, 2/01/2021(a)	97,896
20,000	Canadian Imperial Bank of Commerce, 2.700%, 2/02/2021(a)	19,798
105,000	Capital One Financial Corp., 3.200%, 1/30/2023	102,178
75,000	Capital One Financial Corp., 3.300%, 10/30/2024	70,931
230,000	Citigroup, Inc., 2.450%, 1/10/2020(a)	228,153

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2018

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$90,000	Citigroup, Inc., (fixed rate to 1/24/2022, variable rate thereafter), 3.142%, 1/24/2023	$88,403
70,000	Comerica, Inc., 3.700%, 7/31/2023	69,961
75,000	Commonwealth Bank of Australia, 3.450%, 3/16/2023, 144A(a)	74,931
40,000	Deutsche Bank AG, 2.700%, 7/13/2020	38,905
110,000	Deutsche Bank AG, 4.100%, 1/13/2026	100,867
45,000	Goldman Sachs Bank USA, 3.200%, 6/05/2020	44,919
225,000	Goldman Sachs Group, Inc. (The), 3-month LIBOR + 1.200%, 3.988%, 9/15/2020(a)(b)	226,055
245,000	JPMorgan Chase & Co., 2.750%, 6/23/2020(a)	243,596
25,000	JPMorgan Chase & Co., 4.250%, 10/15/2020	25,450
85,000	JPMorgan Chase & Co., (fixed rate to 6/18/2021, variable rate thereafter), 3.514%, 6/18/2022(a)	85,192
45,000	KeyCorp, MTN, 4.150%, 10/29/2025	45,709
70,000	Macquarie Bank Ltd., 2.350%, 1/15/2019, 144A	69,985
65,000	Mitsubishi UFJ Financial Group, Inc., 2.665%, 7/25/2022(a)	63,169
115,000	Mitsubishi UFJ Financial Group, Inc., 3.761%, 7/26/2023(a)	115,530
235,000	Morgan Stanley, Series 3NC2, 3-month LIBOR + 0.800%, 3.414%, 2/14/2020(a)(b)	235,006
160,000	Royal Bank of Canada, GMTN, 2.125%, 3/02/2020(a)	158,349
145,000	Santander Holdings USA, Inc., 3.700%, 3/28/2022	142,404
200,000	Santander UK PLC, 3-month LIBOR + 0.660%, 3.276%, 11/15/2021(a)(b)	198,144
150,000	State Street Corp., 1.950%, 5/19/2021(a)	145,789
110,000	SunTrust Bank, (fixed rate to 1/29/2020, variable rate thereafter), 2.590%, 1/29/2021	108,929
95,000	SunTrust Bank, (fixed rate to 10/26/2020, variable rate thereafter), 3.525%, 10/26/2021	95,114
70,000	SunTrust Banks, Inc., 2.700%, 1/27/2022	68,270
40,000	Toronto Dominion Bank (The), Series MTN, 3.250%, 6/11/2021	40,164
110,000	Toronto-Dominion Bank, GMTN, 2.550%, 1/25/2021(a)	108,882
165,000	Westpac Banking Corp., 2.650%, 1/25/2021(a)	163,333
25,000	Westpac Banking Corp., 2.800%, 1/11/2022	24,533

		4,507,318

	Brokerage — 0.2%
50,000	Ameriprise Financial, Inc., 7.300%, 6/28/2019	51,005

	Building Materials — 1.1%
10,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	8,850
70,000	Fortune Brands Home & Security, Inc., 4.000%, 9/21/2023	69,258
120,000	Martin Marietta Materials, Inc., 3-month LIBOR + 0.650%, 3.327%, 5/22/2020(b)	119,353
110,000	Vulcan Materials Co., 3-month LIBOR + 0.650%, 3.388%, 3/01/2021(b)	109,174

		306,635

	Cable Satellite — 0.9%
145,000	Comcast Corp., 3.450%, 10/01/2021	146,470
105,000	DISH DBS Corp., 5.000%, 3/15/2023	87,413

		233,883

	Chemicals — 0.6%
25,000	Dow Chemical Co. (The), 4.550%, 11/30/2025, 144A	25,433
35,000	DowDuPont, Inc., 3.766%, 11/15/2020	35,336

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2018

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Chemicals — continued
$105,000	EI du Pont de Nemours & Co., 2.200%, 5/01/2020	$104,263

		165,032

	Collateralized Mortgage Obligations — 4.5%
62,257	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061(a)	62,087
63,593	Government National Mortgage Association, Series 2012-H28, Class FA, 1-month LIBOR + 0.580%, 2.894%, 9/20/2062(a)(b)	63,658
68,525	Government National Mortgage Association, Series 2016-H13, Class FT, 1-month LIBOR + 0.580%, 2.894%, 5/20/2066(b)	68,702
700,795	Government National Mortgage Association, Series 2017-H24, Class FJ, 1-month LIBOR + 0.250%, 2.564%, 10/20/2067(a)(b)	699,913
337,344	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 2.514%, 10/20/2064(a)(b)	336,820

		1,231,180

	Construction Machinery — 1.4%
155,000	Caterpillar Financial Services Corp., MTN, 2.100%, 1/10/2020(a)	153,487
40,000	Caterpillar Financial Services Corp., MTN, 3.150%, 9/07/2021	40,105
90,000	Caterpillar Financial Services Corp., MTN, 3.650%, 12/07/2023	91,087
100,000	John Deere Capital Corp., MTN, 2.875%, 3/12/2021	99,732

		384,411

	Consumer Cyclical Services — 0.8%
155,000	eBay, Inc., 2.150%, 6/05/2020	153,037
70,000	Western Union Co. (The), 4.250%, 6/09/2023	70,432

		223,469

	Diversified Manufacturing — 1.6%
50,000	3M Co., MTN, 3.250%, 2/14/2024	50,306
85,000	Ingersoll-Rand Global Holding Co. Ltd., 2.900%, 2/21/2021	84,198
85,000	Roper Technologies, Inc., 3.650%, 9/15/2023	85,061
135,000	United Technologies Corp., 1.900%, 5/04/2020	132,481
55,000	United Technologies Corp., 3.650%, 8/16/2023	54,784
35,000	Wabtec Corp., 3-month LIBOR + 1.050%, 3.838%, 9/15/2021(b)	35,005

		441,835

	Electric — 6.1%
25,000	Alliant Energy Finance LLC, 3.750%, 6/15/2023, 144A	25,154
65,000	Alliant Energy Finance LLC, 4.250%, 6/15/2028, 144A	64,523
130,000	American Electric Power Co., Inc., 2.150%, 11/13/2020	127,407
135,000	American Electric Power Co., Inc., Series I, 3.650%, 12/01/2021	136,014
85,000	Clearway Energy Operating LLC, 5.750%, 10/15/2025, 144A	81,175
105,000	DTE Energy Co., 1.500%, 10/01/2019	103,444
120,000	Edison International, 2.125%, 4/15/2020	116,813
125,000	Eversource Energy, Series N, 3.800%, 12/01/2023	126,204
70,000	Exelon Corp., 2.450%, 4/15/2021	68,463
130,000	National Rural Utilities Cooperative Finance Corp., MTN, 1.500%, 11/01/2019(a)	128,285
70,000	National Rural Utilities Cooperative Finance Corp., MTN, 2.900%, 3/15/2021	69,681

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2018

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Electric — continued
$115,000	PNM Resources, Inc., 3.250%, 3/09/2021	$114,075
70,000	PSEG Power LLC, 3.850%, 6/01/2023	70,057
90,000	Public Service Enterprise Group, Inc., 1.600%, 11/15/2019	88,743
110,000	South Carolina Electric & Gas Co., 3.500%, 8/15/2021	110,309
90,000	Southern California Edison Co., Series A, 2.900%, 3/01/2021(a)	88,887
130,000	Wisconsin Public Service Corp., 3.350%, 11/21/2021	131,269

		1,650,503

	Finance Companies — 3.3%
110,000	Air Lease Corp., 2.500%, 3/01/2021	107,235
40,000	Air Lease Corp., 3.500%, 1/15/2022	39,364
50,000	Aircastle Ltd., 4.400%, 9/25/2023	49,176
115,000	Ares Capital Corp., 3.625%, 1/19/2022	111,646
70,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	68,581
95,000	Aviation Capital Group LLC, 4.375%, 1/30/2024, 144A	95,122
85,000	Avolon Holdings Funding Ltd., 5.125%, 10/01/2023, 144A	81,175
95,000	GATX Corp., 4.350%, 2/15/2024	96,542
100,000	iStar, Inc., 4.625%, 9/15/2020	97,500
25,000	Navient Corp., 6.750%, 6/15/2026	20,750
80,000	Navient LLC, MTN, 7.250%, 1/25/2022	77,200
60,000	Springleaf Finance Corp., 5.250%, 12/15/2019	60,143

		904,434

	Financial Other — 0.4%
110,000	ORIX Corp., 2.900%, 7/18/2022	107,481

	Food & Beverage — 2.2%
130,000	Archer-Daniels-Midland Co., 3.375%, 3/15/2022	130,495
100,000	Bacardi Ltd., 4.450%, 5/15/2025, 144A	98,661
85,000	Bunge Ltd. Finance Corp., 4.350%, 3/15/2024	83,395
50,000	Hershey Co. (The), 2.900%, 5/15/2020(a)	49,973
95,000	Kellogg Co., 3.250%, 5/14/2021	94,085
10,000	Kraft Heinz Food Co., 3-month LIBOR + 0.570%, 3.188%, 2/10/2021(b)	9,917
65,000	Kraft Heinz Foods Co., 4.000%, 6/15/2023	64,830
80,000	Pilgrim’s Pride Corp., 5.750%, 3/15/2025, 144A	75,000

		606,356

	Gaming — 0.3%
80,000	GLP Capital LP/GLP Financing II, Inc., 5.250%, 6/01/2025	79,434

	Government Owned – No Guarantee — 0.2%
65,000	Petroleos Mexicanos, 6.375%, 2/04/2021	65,715

	Health Insurance — 1.3%
95,000	Cigna Corp., 3.750%, 7/15/2023, 144A	94,684
95,000	UnitedHealth Group, Inc., 1.700%, 2/15/2019(a)	94,847
60,000	UnitedHealth Group, Inc., 3.500%, 6/15/2023	60,517
100,000	UnitedHealth Group, Inc., 3.500%, 2/15/2024	100,640

		350,688

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2018

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Healthcare — 3.0%
$150,000	Becton Dickinson and Co., 3-month LIBOR + 0.875%, 3.678%, 12/29/2020(b)	$148,492
165,000	CVS Health Corp., 3.700%, 3/09/2023	163,234
135,000	Express Scripts Holding Co., 4.750%, 11/15/2021	138,865
135,000	McKesson Corp., 3.650%, 11/30/2020	135,645
80,000	MEDNAX, Inc., 6.250%, 1/15/2027, 144A	77,200
140,000	Zimmer Biomet Holdings, Inc., 3-month LIBOR + 0.750%, 3.554%, 3/19/2021(b)	138,689

		802,125

	Home Construction — 0.1%
25,000	William Lyon Homes, Inc., 6.000%, 9/01/2023	22,500

	Independent Energy — 0.4%
105,000	EQT Corp., 3.000%, 10/01/2022	99,564

	Integrated Energy — 0.6%
150,000	BP Capital Markets PLC, 3-month LIBOR + 0.540%, 3.158%, 5/10/2019(a)(b)	150,076

	Leisure — 0.5%
135,000	Royal Caribbean Cruises Ltd., 2.650%, 11/28/2020	132,523

	Life Insurance — 3.0%
80,000	American International Group, Inc., 3.300%, 3/01/2021	79,729
105,000	AXA Equitable Holdings, Inc., 3.900%, 4/20/2023, 144A	103,699
115,000	Guardian Life Global Funding, 3.400%, 4/25/2023, 144A(a)	114,568
40,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A(a)	40,213
150,000	Metropolitan Life Global Funding I, 3.450%, 10/09/2021, 144A(a)	150,628
120,000	New York Life Global Funding, 2.000%, 4/09/2020, 144A(a)	118,627
115,000	New York Life Global Funding, 3-month LIBOR + 0.100%, 2.569%, 1/21/2020, 144A(a)(b)	114,695
100,000	Reliance Standard Life Global Funding, 3.850%, 9/19/2023, 144A	100,839

		822,998

	Lodging — 0.5%
130,000	Marriott International, Inc., Series Y, 3-month LIBOR + 0.600%, 3.229%, 12/01/2020(b)	129,687

	Media Entertainment — 0.6%
45,000	21st Century Fox America, Inc., 6.900%, 3/01/2019	45,258
100,000	CBS Corp., 2.900%, 6/01/2023	95,310
25,000	Interpublic Group of Cos., Inc. (The), 3.500%, 10/01/2020	25,031

		165,599

	Metals & Mining — 0.3%
85,000	Commercial Metals Co., 5.750%, 4/15/2026, 144A	78,838

	Midstream — 2.8%
50,000	Cheniere Energy Partners LP, 5.625%, 10/01/2026, 144A	46,750
80,000	Dominion Energy Gas Holdings LLC, 2.800%, 11/15/2020	78,813
145,000	Enbridge Energy Partners LP, 4.375%, 10/15/2020	146,693
130,000	Energy Transfer Operating LP, 9.700%, 3/15/2019	131,545
20,000	Enterprise Products Operating LLC, 3.750%, 2/15/2025	19,789
50,000	Enterprise Products Operating LLC, 4.150%, 10/16/2028	49,748
135,000	EQM Midstream Partners LP, Series 5Y, 4.750%, 7/15/2023	134,710

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2018

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Midstream — continued
$45,000	Kinder Morgan, Inc., 4.300%, 6/01/2025	$44,645
120,000	MPLX LP, 3.375%, 3/15/2023	116,476

		769,169

	Natural Gas — 0.8%
120,000	CenterPoint Energy Resources Corp., 3.550%, 4/01/2023	120,064
85,000	Sempra Energy, 1.625%, 10/07/2019	83,825

		203,889

	Paper — 0.4%
20,000	WestRock Co., 4.650%, 3/15/2026, 144A	20,306
75,000	WRKCo., Inc., 3.750%, 3/15/2025, 144A	73,593

		93,899

	Pharmaceuticals — 2.2%
150,000	Amgen, Inc., 2.200%, 5/11/2020	148,108
135,000	AstraZeneca PLC, 3.500%, 8/17/2023	134,292
60,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	57,076
45,000	Celgene Corp., 3.550%, 8/15/2022	44,506
60,000	Pfizer, Inc., 3.200%, 9/15/2023(a)	60,237
140,000	Shire Acquisitions Investments Ireland DAC, 1.900%, 9/23/2019	138,038

		582,257

	Property & Casualty Insurance — 0.6%
80,000	Allstate Corp. (The), 3-month LIBOR + 0.630%, 3.433%, 3/29/2023(b)	78,363
25,000	Assurant, Inc., 4.200%, 9/27/2023	25,073
50,000	Chubb INA Holdings, Inc., 5.900%, 6/15/2019	50,647

		154,083

	Railroads — 0.2%
50,000	Union Pacific Corp., 2.250%, 2/15/2019	49,912

	Refining — 0.3%
85,000	Phillips 66, 3-month LIBOR + 0.600%, 3.289%, 2/26/2021(b)	84,050

	REITs – Diversified — 0.4%
125,000	Digital Realty Trust LP, 2.750%, 2/01/2023	119,425

	REITs – Mortgage — 0.1%
35,000	Starwood Property Trust, Inc., 3.625%, 2/01/2021	33,688

	REITs – Regional Malls — 0.5%
125,000	Simon Property Group LP, 2.625%, 6/15/2022(a)	121,587

	Retailers — 1.1%
110,000	Alimentation Couche-Tard, Inc., 2.700%, 7/26/2022, 144A	106,148
55,000	Dollar Tree, Inc., 3-month LIBOR + 0.700%, 3.149%, 4/17/2020(b)	54,649
130,000	Home Depot, Inc. (The), 3.250%, 3/01/2022	131,349

		292,146

	Technology — 4.2%
90,000	Analog Devices, Inc., 2.850%, 3/12/2020	89,684
140,000	Dell International LLC/EMC Corp., 3.480%, 6/01/2019, 144A	139,586

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2018

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$120,000	DXC Technology Co., 2.875%, 3/27/2020	$118,963
125,000	Fidelity National Information Services, Inc., 2.250%, 8/15/2021	120,710
105,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022	104,202
130,000	Hewlett Packard Enterprise Co., 2.100%, 10/04/2019, 144A	128,535
110,000	IBM Credit LLC, 2.650%, 2/05/2021(a)	108,763
135,000	IBM Credit LLC, 3.600%, 11/30/2021	136,222
70,000	Marvell Technology Group Ltd., 4.200%, 6/22/2023	69,797
20,000	Microchip Technology, Inc., 3.922%, 6/01/2021, 144A	19,840
25,000	Pitney Bowes, Inc., 4.950%, 4/01/2023	22,062
20,000	Seagate Hdd Cayman, 4.875%, 3/01/2024	18,192
5,000	Trimble, Inc., 4.150%, 6/15/2023	5,026
70,000	Xerox Corp., 3.625%, 3/15/2023	62,976

		1,144,558

	Tobacco — 1.0%
165,000	BAT Capital Corp., 2.764%, 8/15/2022	155,846
110,000	Philip Morris International, Inc., 1.875%, 1/15/2019	109,950

		265,796

	Transportation Services — 0.7%
80,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	79,859
30,000	Ryder System, Inc., MTN, 3.750%, 6/09/2023	29,815
70,000	Ryder System, Inc., MTN, 3.875%, 12/01/2023	70,093

		179,767

	Treasuries — 7.7%
1,860,000	U.S. Treasury Note, 2.750%, 9/30/2020	1,866,975
80,000	U.S. Treasury Note, 2.875%, 11/15/2021	80,890
130,000	U.S. Treasury Note, 2.875%, 11/30/2023	132,265

		2,080,130

	Wireless — 0.1%
35,000	Vodafone Group PLC, 4.125%, 5/30/2025	34,576

	Wirelines — 1.2%
40,000	AT&T, Inc., 3-month LIBOR + 1.180%, 3.956%, 6/12/2024(b)	38,800
135,000	Orange S.A., 1.625%, 11/03/2019	133,311
160,000	Verizon Communications, Inc., 3-month LIBOR + 1.100%, 3.716%, 5/15/2025(b)	155,140

		327,251

	Total Bonds and Notes (Identified Cost $26,844,730)	26,641,620

	Total Investments — 98.4% (Identified Cost $26,844,730)	26,641,620
	Other assets less liabilities — 1.6%	442,185

	Net Assets — 100.0%	$27,083,805

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2018

Natixis Loomis Sayles Short Duration Income ETF – (continued)

(b)	Variable rate security. Rate as of December 31, 2018 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of Rule 144A holdings amounted to $5,768,902 or 21.3% of net assets.
ABS	Asset-Backed Securities
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At December 31, 2018, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	3/29/2019	24	$5,064,008	$5,095,500	$31,492

At December 31, 2018, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	3/29/2019	19	$2,146,074	$2,179,063	$(32,989)
10 Year U.S. Treasury Note	3/20/2019	9	1,074,563	1,098,140	(23,577)

Total					$(56,566)

Industry Summary at December 31, 2018

Banking	16.6%
ABS Car Loan	11.7
Treasuries	7.7
Electric	6.1
Automotive	5.8
Collateralized Mortgage Obligations	4.5
Technology	4.2
Finance Companies	3.3
Life Insurance	3.0
Healthcare	3.0
Midstream	2.8
Food & Beverage	2.2
Pharmaceuticals	2.2
ABS Credit Card	2.0
Other Investments, less than 2% each	23.3

Total Investments	98.4
Other assets less liabilities (including futures contracts)	1.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2018

Natixis Seeyond International Minimum Volatility ETF

Shares	Description	Value (†)
Common Stocks — 99.1% of Net Assets
	Australia — 10.7%
16,412	Amcor Ltd.	$153,091
109,505	Aurizon Holdings Ltd.	329,952
45,188	Brambles Ltd.	322,895
17,435	Crown Resorts Ltd.	145,572
32,340	Dexus	241,789
18,359	Newcrest Mining Ltd.	281,759
15,587	Sonic Healthcare Ltd.	242,619
14,388	Transurban Group	118,005
60,819	Vicinity Centres	111,323
18,073	Woolworths Ltd.	374,322

		2,321,327

	Austria — 0.6%
3,850	Erste Group Bank AG	127,853

	Belgium — 0.9%
1,540	Ageas	69,186
1,474	UCB S.A.	120,140

		189,326

	Bermuda — 0.4%
11,000	CK Infrastructure Holdings Ltd.	83,315

	Canada — 8.3%
11,396	Barrick Gold Corp.	153,777
5,038	Empire Co. Ltd.	106,345
627	Fairfax Financial Holdings Ltd.	275,893
4,895	Fortis, Inc.	163,107
2,585	Franco-Nevada Corp.	181,185
4,906	Great-West Lifeco, Inc.	101,223
6,138	Metro, Inc.	212,749
1,430	Onex Corp.	77,845
2,728	Open Text Corp.	88,883
2,035	Restaurant Brands International, Inc.	106,264
6,633	TELUS Corp.	219,756
2,255	Toronto-Dominion Bank (The)	112,040

		1,799,067

	Denmark — 0.4%
1,672	Novo Nordisk AS, Class B	76,301

	France — 5.9%
7,084	Alstom S.A.	285,619
2,391	EssilorLuxottica S.A.	301,890
2,618	SCOR SE	117,915
946	Teleperformance	150,966
2,728	Thales S.A.	318,088
1,980	Total S.A.	104,526

		1,279,004

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2018

Natixis Seeyond International Minimum Volatility ETF – (continued)

Shares	Description	Value (†)
	Germany — 1.2%
726	Adidas AG	$151,378
8,338	TUI AG	119,520

		270,898

	Hong Kong — 4.8%
22,000	AIA Group Ltd.	182,646
19,340	Dairy Farm International Holdings Ltd.	175,027
319,000	HKT Trust & HKT Ltd.	459,594
374,000	PCCW Ltd.	215,438

		1,032,705

	Ireland — 2.2%
4,917	Kerry Group PLC, Series A	486,205

	Israel — 4.4%
3,410	Azrieli Group Ltd.	162,892
43,164	Bank Hapoalim BM	273,186
63,140	Bank Leumi Le-Israel BM	381,873
8,030	Mizrahi Tefahot Bank Ltd.	135,683

		953,634

	Italy — 0.7%
9,669	Assicurazioni Generali SpA.	161,375

	Japan — 29.4%
4,400	ABC-Mart, Inc.	243,832
4,400	Aozora Bank Ltd.	131,340
7,700	Astellas Pharma, Inc.	98,360
4,400	Benesse Holdings, Inc.	112,211
9,900	Chugoku Electric Power Co., Inc. (The)	128,854
1,100	FamilyMart UNY Holdings Co. Ltd.	139,461
9,700	Japan Airlines Co. Ltd.	344,007
8,800	Japan Post Bank Co. Ltd.	97,051
37,400	Japan Post Holdings Co. Ltd.	431,217
77	Japan Prime Realty Investment Corp.	292,658
66	Japan Real Estate Investment Corp.	370,560
8,800	Kansai Electric Power Co., Inc. (The)	132,343
5,500	Kintetsu Group Holdings Co. Ltd.	239,120
14,300	Kyushu Electric Power Co., Inc.	170,612
2,200	Lawson, Inc.	139,361
13,200	Mitsubishi Motors Corp.	72,428
11,000	Nagoya Railroad Co. Ltd.	290,352
11,700	NEC Corp.	348,179
33	Nippon Building Fund, Inc.	207,839
30,800	Nissan Motor Co. Ltd.	247,124
198	Nomura Real Estate Master Fund, Inc.	260,595
4,400	Osaka Gas Co. Ltd.	80,569
8,800	Park24 Co. Ltd.	193,541
1,700	Secom Co. Ltd.	141,219
8,800	Sega Sammy Holdings, Inc.	123,199
5,500	Suntory Beverage & Food Ltd.	248,644

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2018

Natixis Seeyond International Minimum Volatility ETF – (continued)

Shares	Description	Value (†)
	Japan — continued
13,200	Tohoku Electric Power Co., Inc.	$174,452
7,700	Toshiba Corp.	217,564
110	United Urban Investment Corp.	170,642
4,400	West Japan Railway Co.	311,246
22,000	Yamada Denki Co. Ltd.	105,674
12,100	Yamaguchi Financial Group, Inc.	116,352

		6,380,606

	Netherlands — 5.6%
5,790	AerCap Holdings NV(a)	229,284
1,232	Heineken NV	108,725
11,803	Koninklijke Ahold Delhaize NV	297,849
9,966	NN Group NV	396,464
6,391	Royal Dutch Shell PLC, A Shares	187,821

		1,220,143

	New Zealand — 1.9%
49,962	Meridian Energy Ltd.	114,074
110,132	Spark New Zealand Ltd.	306,474

		420,548

	Norway — 0.5%
4,895	Marine Harvest ASA	103,280

	Singapore — 5.8%
48,400	Ascendas Real Estate Investment Trust	91,261
209,000	CapitaLand Commercial Trust	268,342
66,472	CapitaLand Mall Trust	110,218
66,000	SATS Ltd.	225,649
25,300	Singapore Airlines Ltd.	174,854
33,000	Singapore Telecommunications Ltd.	71,665
3,300	Singapore Telecommunications Ltd.	7,094
132,000	Wilmar International Ltd.	302,157

		1,251,240

	Switzerland — 7.6%
77	Givaudan S.A., (Registered)	177,777
7,755	Nestle S.A., (Registered)	627,763
209	Partners Group Holding AG	126,358
682	Roche Holding AG	168,390
176	Swiss Life Holding AG, (Registered)	67,594
1,166	Swiss Prime Site AG, (Registered)	94,091
1,265	Zurich Insurance Group AG	376,112

		1,638,085

	United Kingdom — 7.8%
2,640	Bunzl PLC	79,653
4,587	Carnival PLC	219,835
10,373	Coca-Cola European Partners PLC(a)	475,602
9,240	Compass Group PLC	194,173
106,326	Direct Line Insurance Group PLC	431,573

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2018

Natixis Seeyond International Minimum Volatility ETF – (continued)

Shares	Description	Value (†)
	United Kingdom — continued
108,163	Wm Morrison Supermarkets PLC	$293,765

		1,694,601

	Total Common Stocks (Identified Cost $22,135,985)	21,489,513

Principal Amount
Short-Term Investments — 0.7%
$151,492	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $151,504 on 1/02/2019 collateralized by $165,000 U.S. Treasury Bond, 2.750% due 11/15/2042 valued at $157,824 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $151,492)	151,492

	Total Investments — 99.8% (Identified Cost $22,287,477)	21,641,005
	Other assets less liabilities — 0.2%	44,754

	Net Assets — 100.0%	$21,685,759

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

Industry Summary at December 31, 2018

Insurance	12.1%
Food & Staples Retailing	7.9
Food Products	7.0
Banks	6.4
Diversified Telecommunication Services	5.8
Road & Rail	5.3
Equity Real Estate Investment Trusts	4.9
REITs - Office Property	4.1
Electric Utilities	3.9
Beverages	3.8
Hotels, Restaurants & Leisure	3.6
Commercial Services & Supplies	3.1
Metals & Mining	2.8
Airlines	2.4
Pharmaceuticals	2.3
Textiles, Apparel & Luxury Goods	2.1
Other Investments, less than 2% each	21.6
Short-Term Investments	0.7

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2018

Natixis Seeyond International Minimum Volatility ETF – (continued)

Currency Exposure Summary at December 31, 2018

Japanese Yen	29.4%
Euro	14.7
Australian Dollar	10.7
Canadian Dollar	8.3
Swiss Franc	7.6
British Pound	7.0
Singapore Dollar	5.8
United States Dollar	4.7
Israeli Shekel	4.4
Hong Kong Dollar	4.4
Other, less than 2% each	2.8

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Statements of Assets and Liabilities

December 31, 2018

	Natixis Loomis Sayles Short Duration Income ETF	Natixis Seeyond International Minimum Volatility ETF
ASSETS
Investments at cost	$26,844,730	$22,287,477
Net unrealized depreciation	(203,110)	(646,472)

Investments at value	26,641,620	21,641,005
Cash	320,308	—
Due from brokers (Note 2)	25,000	—
Foreign currency at value (identified cost $0 and $55,306, respectively)	—	55,677
Receivable from investment adviser (Note 6)	2,081	6,786
Dividends and interest receivable	164,165	43,077
Tax reclaims receivable	171	25,840
Prepaid expenses (Note 7)	7	5

TOTAL ASSETS	27,153,352	21,772,390

LIABILITIES
Payable for variation margin on futures contracts (Note 2)	4,935	—
Deferred Trustees’ fees (Note 6)	3,867	9,627
Administrative fees payable (Note 6)	959	749
Other accounts payable and accrued expenses	59,786	76,255

TOTAL LIABILITIES	69,547	86,631

NET ASSETS	$27,083,805	$21,685,759

NET ASSETS CONSIST OF:
Paid-in capital	$27,462,308	$22,704,328
Accumulated loss	(378,503)	(1,018,569)

NET ASSETS	$27,083,805	$21,685,759

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Net assets	$27,083,805	$21,685,759

Shares of beneficial interest	1,100,000	550,000

Net asset value, offering and redemption price per share	$24.62	$39.43

See accompanying notes to financial statements.

|  26

Statements of Operations

For the Year Ended December 31, 2018

	Natixis Loomis Sayles Short Duration Income ETF	Natixis Seeyond International Minimum Volatility ETF
INVESTMENT INCOME
Interest	$667,556	$1,828
Dividends	—	642,033
Less net foreign taxes withheld	—	(69,269)

	667,556	574,592

Expenses
Management fees (Note 6)	70,568	100,070
Administrative fees (Note 6)	10,327	8,783
Trustees’ fees and expenses (Note 6)	14,972	15,502
Audit and tax services fees	42,932	42,682
Custodian fees and expenses	41,978	58,205
Legal fees	29,796	39,290
Registration fees	173	20
Shareholder reporting expenses	12,517	18,778
Miscellaneous expenses	33,182	30,978

Total expenses	256,445	314,308
Less waiver and/or expense reimbursement (Note 6)	(167,059)	(204,173)

Net expenses	89,386	110,135

Net investment income	578,170	464,457

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(98,744)	340,508
Futures contracts	(9,184)	—
Foreign currency transactions (Note 2c)	—	1,506
Net change in unrealized appreciation (depreciation) on:
Investments	(208,190)	(2,158,427)
Futures contracts	(25,074)	—
Foreign currency translations (Note 2c)	—	(1,241)

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(341,192)	(1,817,654)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$236,978	$(1,353,197)

See accompanying notes to financial statements.

27  |

Statements of Changes in Net Assets

	Natixis Loomis Sayles Short Duration Income ETF
	Year Ended December 31, 2018	Period Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income (loss)	$578,170	$(153)
Net realized gain (loss) on investments and futures contracts	(107,928)	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(233,264)	5,080

Net increase in net assets resulting from operations	236,978	4,927

FROM DISTRIBUTIONS TO SHAREHOLDERS	(620,940)	—

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	7,452,078	20,010,762

Net increase in net assets	7,068,116	20,015,689
NET ASSETS
Beginning of the year	20,015,689	—

End of the year	$27,083,805	$20,015,689

(a)	From commencement of operations on December 27, 2017 through December 31, 2017.

See accompanying notes to financial statements.

|  28

Statements of Changes in Net Assets (continued)

	Natixis Seeyond International Minimum Volatility ETF
	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$464,457	$304,789
Net realized gain on investments and foreign currency transactions	342,014	817,491
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,159,668)	1,910,895

Net increase (decrease) in net assets resulting from operations	(1,353,197)	3,033,175

FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,157,940)	(1,040,720	)(a)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	6,445,786	2,294,815

Net increase in net assets	3,934,649	4,287,270
NET ASSETS
Beginning of the year	17,751,110	13,463,840

End of the year	$21,685,759	$17,751,110

(a)	See Note 2e of Notes to Financial Statements.

See accompanying notes to financial statements.

29  |

Financial Highlights

For a share outstanding throughout each period.

	Natixis Loomis Sayles Short Duration Income ETF
	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$25.02	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.61	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.37)	0.02

Total from Investment Operations	0.24	0.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.64)	—

Net asset value, end of the period	$24.62	$25.02

Total return(c)	0.97%	0.08	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$27,084	$20,016
Net expenses(e)	0.38%	0.38	%(f)
Gross expenses	1.09%	14.21	%(f)
Net investment income (loss)	2.46%	(0.09	)%(f)
Portfolio turnover rate(g)	167%	0%

*	From commencement of operations on December 27, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Had certain expenses not been waived/ reimbursed during the period, total returns would have been lower.

(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

|  30

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Seeyond International Minimum Volatility ETF
	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$44.38	$38.47	$39.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.02	0.85	0.11
Net realized and unrealized gain (loss)	(3.75)	7.66	(1.43)

Total from Investment Operations	(2.73)	8.51	(1.32)

LESS DISTRIBUTIONS FROM:
Net investment income	(1.01)	(0.84)	(0.12)
Net realized capital gains	(1.21)	(1.76)	—

Total Distributions	(2.22)	(2.60)	(0.12)

Net asset value, end of the period	$39.43	$44.38	$38.47

Total return(b)	(6.17)%	22.17%	(3.31	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,686	$17,751	$13,464
Net expenses(d)	0.55%	0.55%	0.55	%(e)
Gross expenses	1.57%	1.76%	2.61	%(e)
Net investment income	2.32%	1.96%	1.49	%(e)
Portfolio turnover rate(f)	135%	93%	20%

*	From commencement of operations on October 25, 2016 through December 31, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Had certain expenses not been waived/ reimbursed during the period, total returns would have been lower.

(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

31  |

Notes to Financial Statements

December 31, 2018

1.  Organization.  Natixis ETF Trust (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of beneficial interest of the Funds. Shares of the Funds are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) and traded on other exchanges. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Loomis Sayles Short Duration Income ETF (the “Short Duration Income ETF”)

Natixis Seeyond International Minimum Volatility ETF (the “International Minimum Volatility ETF”)

Each Fund is a diversified investment company.

The Funds issue and redeem shares on a continuous basis through ALPS Distributors, Inc. (“ALPS”). Each Fund may pay ALPS, an unaffiliated distributor, fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Currently, no Rule 12b-1 fees are charged. Future payments may be made under the Plan without further shareholder approval.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily

|  32

Notes to Financial Statements (continued)

December 31, 2018

available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s net asset value (“NAV”) may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax,

33  |

Notes to Financial Statements (continued)

December 31, 2018

if applicable, is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial

|  34

Notes to Financial Statements (continued)

December 31, 2018

margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets for the year ended December 31, 2017 have been conformed to the new disclosure requirements. Where the prior disclosure of Distributions to Shareholders separately stated distributions from net investment income and from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Distributions in Excess of Net Investment Income has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at December 31, 2017:

International Minimum Volatility ETF
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	$(337,960)
Net realized capital gains	(702,760)

Total distributions	$(1,040,720)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(25,461)

There were no distributions for Short Duration Income ETF for the period ended December 31, 2017.

35  |

Notes to Financial Statements (continued)

December 31, 2018

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax return for the prior fiscal periods remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, distribution redesignations, taxable over-distribution, partnership basis adjustments, paydown gains and losses, premium amortization and passive foreign investment company adjustments. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and

|  36

Notes to Financial Statements (continued)

December 31, 2018

Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, futures contract mark-to-market, passive foreign investment company adjustments, premium amortization and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2018 and 2017 (period ended for Short Duration Income ETF) were as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Short Duration Income ETF	$620,940	$—	$620,940	$—	$—	$—
International Minimum Volatility ETF	514,660	643,280	1,157,940	789,280	251,440	1,040,720

For the year ended December 31, 2017, differences between these amounts and amounts disclosed in Note 2e of the Notes to Financial Statements for the International Minimum Volatility ETF are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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Notes to Financial Statements (continued)

December 31, 2018

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Short Duration Income ETF	International Minimum Volatility ETF
Undistributed ordinary income	$—	$74,759
Undistributed long-term capital gains	—	2,074

Total undistributed earnings	—	76,833

Capital loss carryforward:
Short-term:
No expiration date	(121,973)	—
Long-term:
No expiration date	(20,556)	—

Total capital loss carryforward	(142,529)	—

Late-year ordinary and post-October capital loss deferrals*	—	(335,603)

Unrealized depreciation	(232,107)	(750,173)

Total accumulated losses	$(374,636)	$(1,008,943)

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. As of December 31, 2018, International Minimum Volatility ETF is deferring capital losses.

As of December 31, 2018, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Short Duration Income ETF	International Minimum Volatility ETF
Federal tax cost	$26,873,727	$22,391,839

Gross tax appreciation	$48,221	$479,570
Gross tax depreciation	(280,328)	(1,230,404)

Net tax depreciation	$(232,107)	$(750,834)

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and

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Notes to Financial Statements (continued)

December 31, 2018

at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2018, International Minimum Volatility ETF had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

i.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Short Duration Income ETF represents cash pledged as initial margin for futures contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncement.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

39  |

Notes to Financial Statements (continued)

December 31, 2018

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018, at value:

Short Duration Income ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$26,641,620	$—	$26,641,620
Futures Contracts (unrealized appreciation)	31,492	—	—	31,492

Total	$31,492	$26,641,620	$—	$26,673,112

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(56,566)	$—	$—	$(56,566)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

International Minimum Volatility ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$21,489,513	$—	$—	$21,489,513
Short-Term Investments	—	151,492	—	151,492

Total	$21,489,513	$151,492	$—	$21,641,005

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2018

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Short Duration Income ETF used during the period include futures contracts.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2018, Short Duration Income ETF used futures contracts to manage duration and to hedge against changes in interest rates.

The following is a summary of derivative instruments for Short Duration Income ETF as of December 31, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$31,492

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(56,566)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Short Duration Income ETF during the year ended December 31, 2018, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(9,184)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(25,074)

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Notes to Financial Statements (continued)

December 31, 2018

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statements of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2018:

Short Duration Income ETF	Futures
Average Notional Amount Outstanding	29.69%
Highest Notional Amount Outstanding	38.54%
Lowest Notional Amount Outstanding	4.75%
Notional Amount Outstanding as of December 31, 2018	30.91%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open futures contracts is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to

|  42

Notes to Financial Statements (continued)

December 31, 2018

perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Short Duration Income ETF	$25,000	$25,000

5.  Purchases and Sales of Securities.  For the year ended December 31, 2018, purchases and sales of securities (excluding in-kind transactions and short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Short Duration Income ETF	$11,099,140	$27,966,277	$35,449,861	$10,617,304
International Minimum Volatility ETF	—	—	26,738,167	27,427,384

For the year ended December 31, 2018, in-kind transactions were as follows:

Fund	In-Kind Purchases
International Minimum Volatility ETF	$6,297,697

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis, which is part of Natixis Investment Managers an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Short Duration Income ETF	0.30%
International Minimum Volatility ETF	0.50%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Short Duration Income ETF	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
International Minimum Volatility ETF	Ostrum Asset Management U.S., LLC (“Ostrum US”) (formerly, Natixis Asset Management U.S., LLC)

43  |

Notes to Financial Statements (continued)

December 31, 2018

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. which is part of Natixis Investment Managers.

Ostrum US is a subsidiary of Ostrum Asset Management, which is in turn a subsidiary of Natixis Investment Managers.

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Subadviser	Percentage of Average Daily Net Assets
Short Duration Income ETF	Loomis Sayles	0.15%
International Minimum Volatility ETF	Ostrum US	0.30%

Payments to Natixis Advisors are reduced by the amount of payments to the subadvisers, as calculated based on above.

Natixis Advisors has given a binding undertaking to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until April 30, 2021, may be terminated before then only with the consent of the Funds’ Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

Fund	Expense Limit as a Percentage of Average Daily Net Assets
Short Duration Income ETF	0.38%
International Minimum Volatility ETF	0.55%

Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) in later periods to the extent the annual operating expenses of a Fund fall below a Fund’s expense limits, provided, however, that a Fund is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

|  44

Notes to Financial Statements (continued)

December 31, 2018

For the year ended December 31, 2018, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Short Duration Income ETF	$70,568	$70,568	$—	0.30%	—%
International Minimum Volatility ETF	100,070	100,070	—	0.50%	—%

[1]	Management fee waiver is subject to possible recovery until December 31, 2019.

For the year ended December 31, 2018, expenses have been reimbursed as follows:

Fund	Reimbursements[2]
Short Duration Income ETF	$96,491
International Minimum Volatility ETF	104,103

[2]	Expense reimbursement is subject to possible recovery until December 31, 2019.

No expenses were recovered during the year ended December 31, 2018 under the terms of the expense limitation agreement.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and subcontracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

45  |

Notes to Financial Statements (continued)

December 31, 2018

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2019, at which time it will be reevaluated as part of the annual review of the administrative fee contract, as noted above.

For the year ended December 31, 2018, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Short Duration Income ETF	$10,327	$66	$10,261
International Minimum Volatility ETF	8,783	53	8,730

c.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2019, the Chairperson of the Board will receive a retainer fee at the annual rate of $360,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $15,000. All other Trustee fees will remain unchanged.

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Notes to Financial Statements (continued)

December 31, 2018

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

d.  Affiliated Ownership.  As of December 31, 2018, Natixis held shares of the Short Duration Income ETF and International Minimum Volatility ETF representing 74.49% and 50.92%, respectively, of the Funds’ net assets.

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Line of Credit.  Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2018, neither Fund had borrowings under this agreement.

8.  Risk.  The Funds have exposure to certain types of risk as summarized below.

a.  Authorized Participant Concentration Risk.  Only an authorized participant (“Authorized Participant”) may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized

47  |

Notes to Financial Statements (continued)

December 31, 2018

Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

b.  Foreign Securities Risk.  Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Foreign securities held by the Funds may trade on foreign exchanges that are closed when the securities exchange on which the Funds’ shares trade is open, which may result in deviations between the current price of a foreign security and the last quoted price for that security (i.e., the Funds’ quote from the closed foreign market). This could result in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

c.  Premium/Discount Risk.  Shares of the Funds are listed for trading on the NYSE Arca and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The market value of the Funds’ shares will fluctuate, in some cases materially, in response to changes in the Funds’ NAV, the intraday value of the Funds’ holdings, and the relative supply and demand for the Funds’ shares on the exchange. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

d.  Secondary Market Trading Risk.  Investors buying or selling shares of the Funds in the secondary market will pay brokerage commissions or other charges imposed by broker-dealers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

e.  Trading Issues Risk.  Trading in shares on the NYSE Arca may be halted in certain circumstances. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met.

9.  Capital Shares.  Shares of the Funds may be acquired or redeemed directly from the Funds by Authorized Participants only in aggregations of 100,000 shares for Short Duration Income ETF and 50,000 shares for International Minimum Volatility ETF (“Creation Units”), or multiples thereof. Each Authorized Participant enters into an Authorized Participant agreement with the Funds’ Distributor.

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Notes to Financial Statements (continued)

December 31, 2018

A creation transaction order, which is subject to acceptance by ALPS, generally takes place when an Authorized Participant deposits into the Funds a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Funds in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted) held by the Funds and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable directly with the Funds.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the Authorized Participant agreement. These prices may differ from the market price of the Fund’s shares.

The Funds may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees are included in capital share transactions on the Statements of Changes in Net Assets.

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Period Ended December 31, 2017(a)
Short Duration Income ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	300,000	$7,452,078	800,000	$20,010,762

Increase (decrease) from capital share transactions	300,000	$7,452,078	800,000	$20,010,762

(a)	From commencement of operations on December 27, 2017 through December 31, 2017.

	Year Ended December 31, 2018		Year Ended December 31, 2017
International Minimum Volatility ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	150,000	$6,445,786	50,000	$2,294,815

Increase (decrease) from capital share transactions	150,000	$6,445,786	50,000	$2,294,815

49  |

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Natixis ETF Trust and Shareholders of Natixis Loomis Sayles Short Duration Income ETF and Natixis Seeyond International Minimum Volatility ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds indicated in the table below (constituting Natixis ETF Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Natixis Loomis Sayles Short Duration Income ETF	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from December 27, 2017 (commencement of operations) through December 31, 2017	For the year ended December 31, 2018 and the period from December 27, 2017 (commencement of operations) through December 31, 2017
Natixis Seeyond International Minimum Volatility ETF	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018 and 2017, and the period from October 25, 2016 (commencement of operations) through December 31, 2016

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Report of Independent Registered Public

Accounting Firm

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2019

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2018.

Fund	Amount
International Minimum Volatility ETF	$643,280

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2018 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
International Minimum Volatility ETF	84.24%

Foreign Tax Credit.  For the year ended December 31, 2018, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Minimum Volatility ETF	$63,107	$642,033

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Other Information

Premium/Discount Analysis (Unaudited)

Fund shares are bought and sold on the secondary market at current market prices. Premium/discount represents the difference between the market price (midpoint between the highest bid and lowest offer on the primary listing exchange) and net asset value (“NAV”) of Fund shares determined as of the close of the NYSE.

Premium/discount will fluctuate regularly based on the supply of, and demand for, shares of the Fund. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell shares.

The following information presents the frequency of distributions of premiums and discounts for the Funds, as stated in trading days. Trading days are presented by year, starting with the date the Fund began trading on the secondary market. Premium/discount ranges with no trading days are omitted.

The frequency distribution of premiums and discounts, for the International Minimum Volatility ETF, for the period from October 27, 2016 through December 31, 2018 is as follows:

	Number of Days
Premium/Discount Range	2018	2017	2016
Greater than 2.0% and Less than 2.5%	1	—	—
Greater than 1.5% and Less than 2.0%	2	—	—
Greater than 1.0% and Less than 1.5%	8	—	1
Greater than 0.5% and Less than 1.0%	92	8	1
Greater than 0.0% and Less than 0.5%	119	157	34
At NAV	1	11	2
Less than 0.0% and Greater than -0.5%	18	71	7
Less than -0.5% and Greater than -1.0%	8	4	—
Less than -1.0% and Greater than -1.5%	1	—	—
Less than -1.5% and Greater than -2.0%	1	—	—

The frequency distribution of premiums and discounts, for the Short Duration Income ETF, for the period from December 28, 2017 through December 31, 2018 is as follows:

	Number of Days
Premium/Discount Range	2018	2017
Greater than 0.5% and Less than 1.0%	1	—
Greater than 0.0% and Less than 0.5%	221	1
At NAV	15	1
Less than 0.0% and Greater than -0.5%	14	—

Data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results.

Information regarding premium/discount history on a daily basis is available from the Natixis Funds’ website.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis ETF Trust (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis ETFs at 800-458-7452.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2016 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2016 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2016 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2016 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2016 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	52 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2016 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2016 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2016 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2016	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2015 President and Chief Executive Officer of since 2011	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2011	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Richard A. Goglia, Mr. Martin T. Meehan, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18
Natixis ETF Trust	$48,547	$69,106	$3	$7	$8,795	$16,251	$—	$—

1.	Audit-related fees consist of:

2017 & 2018 – performance of agreed-upon procedures related to the Registrant’s deferred compensation.

2.	Tax fees consist of:

2017 & 2018 – review of Registrant’s tax returns

Aggregate fees billed to the Registrant for non-audit services during 2017 and 2018 were $8,798 and $16,258 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, L.P.(“Natixis, Advisors”) and entities controlling, controlled by or under common control with Natixis Advisors. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/17- 12/31/17	1/1/18- 12/31/18
Control Affiliates	$0	$51,815

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

This registrant has a separately designated standing audit committee comprised of independent Trustees. Mr. Edmond J. English, Mr. Richard A. Goglia, Mr. Martin T. Meehan, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a)	(3) Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis ETF Trust

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2019

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 21, 2019